UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-22483

Copeland Trust

(Exact name of Registrant as specified in charter)

Eight Tower Bridge, 161 Washington St., Suite #1650 Conshohocken, PA 19428

(Address of principal executive offices)

(Zip code)

Gemini Fund Services, LLC, 80 Arkay Drive Suite 10, Hauppauge, NY 11788

 (Name and address of agent for service)

Registrant's telephone number, including area code:

(631) 470-2616

Date of fiscal year end:

11/30

Date of reporting period: 11/30/12

Item 1.  Reports to Stockholders.

COPELAND RISK MANAGED DIVIDEND GROWTH FUND

Class A: 21724W209

Class C: 21724W100

Annual Report

November 30, 2012

Investor Information: 1-888-9-COPELAND

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Copeland Risk Managed Dividend Growth Fund.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

Copeland Risk Managed Dividend Growth Fund Annual Report

November 30, 2012

Dear Fellow Shareholders:

Copeland Capital Management is pleased to review the performance of the Risk Managed Dividend Growth Fund from November 30, 2011 through November 30, 2012.

During the twelve month period, the Fund delivered a positive 9.0% return versus the 16.1% advance posted by the S&P 500. A choppy market environment was manifested by the fact that the Fund, as dictated by our quantitative sector selection model, only maintained exposure to all nine sectors of the market during six of the past twelve months. The reduced market exposure, implemented over the course of the period, resulted in less upside capture than we strive to achieve in an upward trending market.

The Fund began the period fully invested in equities but positioned in only five of the nine sectors of the market - Consumer Discretionary, Consumer Staples, Industrials, Technology and Utilities. In February, the Fund broadened its sector exposure to include the Healthcare segment of the market. Additional exposure, to the Materials and Energy sectors of the market was added in March. Financials was the last sector to register a positive quantitative ranking and was ultimately added to the Fund in April. The Fund maintained its maximum sector exposure during the months of April and May. Spring brought with it fears surrounding an economic slowdown which pushed the heretofore frothy S&P 500 down six percent during the month of May. Reflective of these fears, the Fund adopted a more defensive posture and eliminated exposure to the Energy and Basic Materials sectors of the market. As economic fears ultimately abated and the market gained a sounder footing, the Fund re-established exposure to the Energy and Basic Materials sectors at the end of August. As the twelve month period drew to a close, the Fund was fully invested across all nine sectors of the S&P 500.

The Fund was bolstered by its holdings in the Utilities sector as Sunoco Logistics (SXL, 2.4% of holdings) and Genesis Energy (GEL, 2.5% of holdings) were top performers. Both are pipeline companies engaged in the transportation and storage of crude oil and refined products. Each is a master limited partnership (MLP) which passes its income directly to investors. MLPs typically offer an attractive income and growth combination, with yields of approximately 5-7%, as well as annual distribution growth in the mid single digit range. Sunoco Logistics and Genesis Energy posted 18% and 11% distribution growth in 2012, well in excess of that offered by the average MLP. In both cases, the unprecedented discovery of natural gas and oil in areas such as the Marcellus Shale, the Permian Basin and the Eagle Ford Shale have created a robust need for the transportation and storage services offered by these companies. On the flipside, the bottom performer in the Fund during the period was Energy holding Occidental Petroleum (OXY, 2.0% of holdings), which suffered as the price of West Texas Intermediate crude oil fell from $97.13 per barrel to $89.49 per barrel, a drop of nearly eight percent. Occidental Petroleum has also been hampered by production cost increases and a more difficult regulatory environment in California that has left the company's exploration efforts in the state behind schedule. Another laggard during the period was Technology holding Intel (INTC, 1.5% of holdings). The semiconductor behemoth has been weighed down by fears surrounding slowing personal computer (PC) sales and the shift in consumer appetites towards smartphones and tablets. While Intel continues to dominate the PC chip market, it maintains a weaker market share in mobile devices and tablets. We feel that Intel’s cheap valuation, which includes a dividend yield over 4%, more than reflects the pressures on a PC market that we do not believe is following the path of the typewriter any time in the near future.

Looking to the prospects for 2013, we at Copeland see reasonable grounds for optimism in global equities, while acknowledging the presence of a few longer-term concerns. An improving economic climate and the still highly accommodative monetary policies of the major Central Banks are chief among reasons for enthusiasm.   A potential pick-up in market sentiment among beleaguered individual investors could provide an additional impetus for stock prices this year.  According to the Investment Company Institute, about $600 billion of redemptions has occurred in US-equity mutual funds in the past five years (largely in favor of fixed-income investments), indicating that many have missed the sharp market rebound since 2009.  In our judgment there are two key risks facing investors today.  The first is the increase in government debt levels worldwide in the aftermath of the financial crisis, which has offset much of the de-leveraging progress made by individuals and financial institutions in select parts of the world.  The failure of Congress to address the American debt ceiling at year-end did nothing to help allay these fears, while multiple distressed European governments have made little progress in alleviating their own solvency issues, which have been worsened by continued recession.  The second risk is somewhat related.  With interest rates at historic lows here and abroad, we believe equity valuations would be vulnerable to a material rise in bond yields, whether driven by cyclical economic factors, a pick-up in inflation, a less credit-worthy US Treasury or simply buyer’s fatigue on the part of fixed-income investors.

Despite the ongoing advances registered by the equity market, the S&P 500 remains roughly 10% below the prior peak of 1565 witnessed in October of 2007. The extended retracement is reflective of the steep financial crisis which engulfed the financial markets during the 2008-2009 timeframe. The fact that share prices remain below the level evidenced over half a decade ago provides a stark reminder that price appreciation is not a consistent contributor to equity market returns. What is a consistent contributor is dividend income. Dividend growth stocks in particular offer a steadily increasing component of total return to investors. We remain confident that Copeland’s dedication to investing only in companies with a minimum of five consecutive years of dividend growth, focused in particular on those we feel have the greatest capacity to continue raising those dividends, should mitigate downside risk and drive excess outperformance on the upside. Every stock in the Fund successfully raised its dividend during the “Great Recession” of 2008-9. We believe rising dividends provide a consistent flow of rising income that cushion the stocks as the market falls and should push the underlying stock prices higher over time.

At Copeland, we do not profess to be able to predict the future course of the stock market. While the near term economic data continues to improve, longer term fiscal imbalances continue to mount, representing the proverbial storm clouds on the horizon. At present, the Fund remains fully invested across all sectors of the S&P 500. Should the markets take a turn for the worse, however, the Fund possesses the critical ability to eliminate exposure to falling sectors and ultimately to raise up to a 100% cash position in extreme cases. In the meantime we continue to diligently monitor the health of our companies' competitive positions, cash flows, and capacity to raise dividends. Further, we are constantly scouring the universe of consistent dividend growers, seeking to ferret out worthwhile investment opportunities for potential inclusion in the Fund.

We are thankful for your support as we strive to generate results that reward you for investing with Copeland.

November 30, 2012

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principle value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the fund, at least until March 31, 2014, to ensure that the net annual fund operating expenses will not exceed 1.45% for CDGRX, and 2.20% for CDCRX, subject to possible recoupment from the Fund in future years.  Without the agreement, the expense ratio would be 1.57% for CDGRX and 2.88% for CDCRX.  The maximum sales charge (load) for Class A is 5.75%.  Please review the Fund’s prospectus for more detail on the expense waiver. Results shown reflect the waiver, without which the results could have been lower. A Fund's performance, especially for very short periods of time, should not be the sole factor in making your investment decisions.  For performance information current to the most recent month-end, please call toll-free 1-888-9-COPELAND or visit our website, www.copelandfund.com.

The S&P 500 Index:  an unmanaged composite of 500 large capitalization companies.  This index is widely used by professional investors as a performance benchmark for large-cap stocks.  You cannot invest directly in an index.

Holdings are for informational purposes only and should not be deemed a recommendation to buy.  Holdings are subject to change, may not be representative of current holdings, and are subject to risk.

NLD Review Code:  0243-NLD-1/23/2013

* Footnote:  Cash percentage may differ from the Generally Accepted Accounting

Principals reflected in the Portfolio of Investments.

Top Five Performers thru 11/30/12	% of Portfolio at 11/30/12
Sunoco Logistics Partners (SXL)	2.4%
Ross Stores (ROST)	0.0%
Genesis Energy (GEL)	2.5%
Polaris Industries (PII)	2.4%
Novo-Nordisk A/S ADR (NVO)	2.2%

Bottom Five Performers thru 11/30/12	% of Portfolio at 11/30/12
Occidental Petroleum Corp (OXY)	2.0%
Alliance Resource Partners (ARLP)	0.0%
Intel Corporation (INTC)	1.5%
BGC Partners (BGCP)	0.0%
Cardinal Health Inc (CAH)	0.0%

Top Ten Holdings - 11/30/12	% of Portfolio
Ecolab, Inc (ECL)	2.5%
Genesis Energy (GEL)	2.5%
Baxter International Inc (BAX)	2.5%
AmerisourceBergen Corp (ABC)	2.4%
Sunoco Logistics Partners (SXL)	2.4%
Albemarle Corporation (ALB)	2.4%
Polaris Industries (PII)	2.4%
Comcast Corp (CMCSA)	2.4%
Nu Skin Enterprises Inc (NUS)	2.4%
Airgas (ARG)	2.4%

Holdings are for informational purposes only and should not be deemed a recommendation to buy.  Holdings are subject to change, may not be representative of current holdings, and are subject to risk.

Copeland Risk Managed Dividend Growth Fund

Performance of a $10,000 Investment (Unaudited)

December 28, 2010* through November 30, 2012

Total Returns as of November 30, 2012	One Year	Since Inception Class A	Since Inception Class C
Copeland Risk Managed Dividend Growth Fund:
Class A
Without sales charge	9.01%	5.77%	-
With sales charge	2.75%	2.57%	-
Class C	N/A	-	7.77%
S&P 500	16.13%	8.66%	12.82%
Russell 3000	15.95%	8.08%	12.91%

________

* Class A shares commenced operations on December 28, 2010. Class C commenced operations on January 5, 2012

The S&P 500 is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends.  Investors cannot invest directly in an index or benchmark.

The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market and includes the reinvestment of all dividends.  Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses.  The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until March 31, 2014, to ensure that the net annual fund operating expenses will not exceed 1.45% and 2.20% of Class A and Class C shares, respectively, subject to possible recoupment from the Fund in future years.  The graph does not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the fund shares.  For performance information current to the most recent month-end, please call 1-888-9-COPELAND.

.

Copeland Risk Managed Dividend Growth Fund
PORTFOLIO OF INVESTMENTS
November 30, 2012
Shares			Market Value
	COMMON STOCK - 99.51%
	AEROSPACE / DEFENSE - 2.23%
75,995	Lockheed Martin Corp.		$ 7,090,333

	AGRICULTURE - 2.22%
78,391	Philip Morris International, Inc.		7,045,783

	APPAREL - 2.16%
118,414	Coach, Inc.		6,849,066

	BANKS - 1.75%
174,851	Bank of the Ozarks, Inc.		5,556,765

	CHEMICALS - 11.81%
84,134	Airgas, Inc.		7,451,748
127,218	Albemarle Corp.		7,606,364
108,990	Ecolab, Inc.		7,855,999
81,217	Monsanto Co.		7,438,665
27,009	NewMarket Corp.		7,166,838
			37,519,614
	COMPUTERS - 3.74%
92,409	Accenture PLC - Cl. A		6,276,419
29,458	International Business Machines Corp.		5,599,082
			11,875,501
	DISTRIBUTION / WHOLESALE - 2.11%
34,589	WW Grainger, Inc.		6,710,958

	DIVERSIFIED FINANCIAL SERVICES - 3.89%
104,063	Ameriprise Financial, Inc.		6,313,502
93,301	T Rowe Price Group, Inc.		6,033,776
			12,347,278
	ELECTRIC - 4.43%
389,135	NV Energy, Inc.		7,132,844
184,320	Wisconsin Energy Corp.		6,917,530
			14,050,374
	HEALTHCARE-PRODUCTS - 4.69%
117,530	Baxter International, Inc.		7,788,713
131,019	Stryker Corp.		7,095,989
			14,884,702
	HOUSEHOLD PRODUCTS / WARES - 2.18%
127,739	Church & Dwight Co., Inc.		6,917,067

	INSURANCE - 1.94%
77,869	ACE Ltd.		6,169,561

	LEISURE TIME - 2.39%
89,591	Polaris Industries, Inc.		7,598,213

The accompanying notes are an intergral part of these financial statements.
Copeland Risk Managed Dividend Growth Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2012
Shares			Market Value
	MACHINERY - DIVERSIFIED - 4.45%
72,375	Cummins, Inc.		$ 7,104,330
114,620	Nordson Corp.		7,013,598
			14,117,928
	MEDIA - 4.17%
208,042	Comcast Corp.		7,497,834
61,999	Factset Research Systems, Inc.		5,728,088
			13,225,922
	OIL & GAS - 6.38%
62,989	Chevron Corp.		6,657,308
126,772	ConocoPhillips		7,218,398
84,762	Occidental Petroleum Corp.		6,374,950
			20,250,656
	PHARMACEUTICALS - 6.75%
104,100	Abbott Laboratories		6,766,500
182,204	AmerisourceBergen Corp.		7,692,653
43,854	Novo Nordisk A/S - ADR		6,958,314
			21,417,467
	PIPELINES - 11.50%
178,569	Enbridge, Inc.		7,194,544
217,670	Genesis Energy LP		7,807,823
154,159	ONEOK, Inc.		6,917,114
150,396	Sunoco Logistics Partners LP		7,643,125
211,216	Williams Cos, Inc.		6,936,333
			36,498,939
	REAL ESTATE INVESTMENT TRUSTS - 3.29%
77,953	Digital Realty Trust, Inc.		5,031,087
236,155	Omega Healthcare Investors, Inc.		5,412,673
			10,443,760
	RETAIL - 10.55%
201,936	Brinker International, Inc.		6,047,982
126,228	Casey's General Stores, Inc.		6,235,663
151,643	CVS Caremark Corp.		7,052,916
164,687	Nu Skin Enterprises, Inc.		7,476,790
151,099	TJX Cos, Inc.		6,699,730
			33,513,081
	SEMICONDUCTORS - 3.33%
235,188	Intel Corp.		4,602,629
94,072	QUALCOMM, Inc.		5,984,861
			10,587,490
	SOFTWARE - 1.57%
187,494	Microsoft Corp.		4,991,090

	TRANSPORTATION - 1.98%
318,355	CSX Corp.		6,290,695

	TOTAL COMMON STOCK		315,952,243
	( Cost - $300,518,377)
The accompanying notes are an intergral part of these financial statements.
Copeland Risk Managed Dividend Growth Fund
PORTFOLIO OF INVESTMENTS (Continued)
November 30, 2012
Shares			Market Value
	TOTAL INVESTMENTS - 99.51%
	( Cost - $300,518,377) (a)		$ 315,952,243
	OTHER ASSETS LESS LIABILITIES - 0.49%		1,555,053
	NET ASSETS - 100.00%		$ 317,507,296
_________
ADR - American Depositary Receipt

(a) Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $300,113,947 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized Appreciation:	$ 23,284,325
		Unrealized Depreciation:	(7,446,029)
		Net Unrealized Appreciation:	$ 15,838,296

The accompanying notes are an intergral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
STATEMENT OF ASSETS AND LIABILITIES
November 30, 2012

Assets:
Investments in Securities at Market Value (identified cost $300,518,377)	$ 315,952,243
Dividends and Interest Receivable	797,281
Receivable for Securities Sold	2,665,039
Receivable for Fund Shares Sold	288,954
Prepaid Expenses and Other Assets	51,806
Total Assets	319,755,323

Liabilities:
Cash Overdraft	1,776,984
Payable for Fund Shares Redeemed	161,375
Payable to Investment Adviser	173,149
Accrued Distribution Fees	79,859
Payable to Other Affiliates	28,557
Accrued Expenses and Other Liabilities	28,103
Total Liabilities	2,248,027

Net Assets	$ 317,507,296

Class A Shares:
Net Assets (Unlimited shares of no par value interest authorized;
26,671,995 shares outstanding)	$ 293,048,575
Net Asset Value and Redemption Price Per Share*
($293,048,575/26,671,995 shares of beneficial interest outstanding)	$ 10.99
Offering Price Per Share
($10.99 / 0.9425)	$ 11.66

Class C Shares:
Net Assets (Unlimited shares of no par value interest authorized;
2,231,514 shares outstanding)	$ 24,458,721
Net Asset Value, Offering Price and Redemption Price Per Share*
($24,458,721/2,231,514 shares of beneficial interest outstanding)	$ 10.96

Composition of Net Assets:
At November 30, 2012, Net Assets consisted of:
Paid-in-Capital	$ 301,116,933
Accumulated Net Investment Income	724,677
Accumulated Net Realized Gain From Security Transactions	231,820
Net Unrealized Appreciation on Investments	15,433,866
Net Assets	$ 317,507,296
___________
*The Fund charges a 1.00% fee on shares redeemed less than 30 days after purchase or if shares held less than 30 days are redeemed for failure to maintain the Fund's minimum balance requirement.

The accompanying notes are an intergral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
STATEMENT OF OPERATIONS
For the Year Ended November 30, 2012

Investment Income:
Dividend Income (Less $42,102 Foreign Taxes Withholding)	$ 7,536,994
Interest Income	452
Total Investment Income	7,537,446

Expenses:
Investment Advisory Fees	2,723,282
Distribution Fees - Class A	645,178
Distribution Fees - Class C	142,571
Transfer Agent Fees	271,610
Administration Fees	198,660
Trustees' Fees	129,234
Fund Accounting Fees	56,319
Registration & Filing Fees	51,903
Printing Expense	51,045
Legal Fees	27,411
Chief Compliance Officer Fees	21,880
Custody Fees	20,078
Insurance Expense	13,149
Audit Fees	12,500
Miscellaneous Expenses	15,122
Offering Costs	3,629
Shareholder Servicing Fee	2,035
Total Expenses	4,385,606
Less: Fees Waived by Adviser	(319,727)
Net Expenses	4,065,879
Net Investment Income	3,471,567

Net Realized and Unrealized Gain on Investments and Foreign Currencies:
Net Realized Gain on Security Transactions and Foreign Currencies	2,243,250
Net Change in Unrealized Appreciation on Investments	13,995,801
Net Realized and Unrealized Gain on Investments and
Foreign Currency Transactions	16,239,051

Net Increase in Net Assets Resulting From Operations	$ 19,710,618

The accompanying notes are an intergral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Period
	Ended	Ended
	November 30, 2012	November 30, 2011*
Operations:
Net Investment Income	$ 3,471,567	$ 168,199
Net Realized Gain/(Loss) on Investments and Foreign Currency Transactions	2,243,250	(2,044,129)
Net Change in Unrealized Appreciation on Investments	13,995,801	1,438,065

Net Increase/(Decrease) in Net Assets Resulting From Operations	19,710,618	(437,865)

Distributions to Shareholders From:
Net Investment Income
Class A ($0.10 and $0.04 per share, respectively)	(2,736,004)	(71,404)
Class C ($0.06 and $0.00 per share, respectively)	(97,806)	-
Total Distributions to Shareholders	(2,833,810)	(71,404)

Beneficial Interest Transactions:
Class A
Proceeds from Shares Issued (25,732,271 and 10,795,932 shares, respectively)	272,233,492	110,378,865
Distributions Reinvested (236,718 and 6,058 shares, respectively)	2,518,653	62,362
Cost of Shares Redeemed (9,851,399 and 257,585 shares, respectively)	(105,481,331)	(2,607,336)
Redemption Fees	23,970	6,327
Total Class A Shares	169,294,784	107,840,218

Class C
Proceeds from Shares Issued (2,316,482 and 0 shares, respectively)	24,819,853	-
Distributions Reinvested (8,391 and 0 shares, respectively)	88,624	-
Cost of Shares Redeemed (93,359 and 0 shares, respectively)	(1,004,099)	-
Redemption Fees	377	-
Total Class C Shares	23,904,755	-

Total Beneficial Interest Transactions	193,199,539	107,840,218

Increase in Net Assets	210,076,347	107,330,949

Net Assets:
Beginning of Period	107,430,949	100,000
End of Period**	$ 317,507,296	$ 107,430,949

**Includes undistributed net investment income of:	$ 724,677	$ 107,847
______
*The Fund commenced operations on December 28, 2010.

The accompanying notes are an intergral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Class A
	Year		Period
	Ended		Ended
	November 30, 2012		November 30, 2011*

Net Asset Value, Beginning of Period	$ 10.18		$ 10.00

Increase From Operations:
Net investment income (a)	0.14		0.07
Net gain from securities
(both realized and unrealized)	0.77		0.15
Total from operations	0.91		0.22

Distributions to shareholders from:
Net investment income	(0.10)		(0.04)
Total distributions	(0.10)		(0.04)

Redemption fees	0.00	(e)	0.00	(e)

Net Asset Value, End of Period	$ 10.99		$ 10.18

Total Return (b)	9.01%		2.19%	(d)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 293,049		$ 107,431
Ratio of expenses to average net assets:
before reimbursement	1.57%		2.88%	(c)
net of reimbursement	1.45%		1.45%	(c)
Ratio of net investment income to average net assets	1.31%		0.73%	(c)
Portfolio turnover rate	139%		382%	(d)

__________
*Class A commenced operations on December 28, 2010.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.
(c) Annualized.
(d) Not annualized.
(e) Less than $0.01 per share.

The accompanying notes are an intergral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	Class C
	Period
	Ended
	November 30, 2012*

Net Asset Value, Beginning of Period	$ 10.23

Increase From Operations:
Net investment income (a)	0.07
Net gain from securities
(both realized and unrealized)	0.72
Total from operations	0.79

Distributions to shareholders from:
Net investment income	(0.06)
Total distributions	(0.06)

Redemption fees	0.00	(e)

Net Asset Value, End of Period	$ 10.96

Total Return (b)	7.77%	(d)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 24,459
Ratio of expenses to average net assets:
before reimbursement	2.34%	(c)
net of reimbursement	2.20%	(c)
Ratio of net investment income to average net assets	0.70%	(c)
Portfolio turnover rate	139%

__________
*Class C commenced operations on January 5, 2012.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of fund expenses, the total return would have been lower.
(c) Annualized.
(d) Not annualized.
(e) Less than $0.01 per share.

The accompanying notes are an intergral part of these financial statements.

Copeland Risk Managed Dividend Growth Fund

NOTES TO FINANCIAL STATEMENTS

November 30, 2012

1.

ORGANIZATION

Copeland Risk Managed Dividend Growth Fund (the “Fund”) is a non-diversified series of Copeland Trust (the “Trust”).  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company.  The Trust was organized as a statutory trust on September 10, 2010 under the laws of the State of Delaware.  The investment objective of the Fund is to seek long-term capital appreciation and income.

The Fund currently offers Class A and Class C shares.  Class A commenced operations on December 28, 2010.   Class A shares are offered at net asset value plus a maximum sales charge of 5.75%.  Purchases of $1,000,000 or more may be subject to a maximum contingent deferred sales charge of 1.00% on shares redeemed within 18 months.  Class C shares commenced operations on January 5, 2012.  Class C shares are offered at net asset value.  Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.  The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – The Fund’s securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued.  In the absence of a sale on the primary exchange, such securities shall be valued at the last bid on the primary exchange.  NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”).  Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.

If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the adviser in accordance with procedures approved by the Trust’s Board of Trustees (the “Board”) and evaluated by the Board as to the reliability of the fair value method used.  The procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Copeland Risk Managed Dividend Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

November 30, 2012

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of November 30, 2012 for the Fund’s assets measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$ 315,952,243	$ -	$ -	$ 315,952,243

        The Fund did not hold any Level 3 securities during the period.

There were no transfers into or out of Level 1 and Level 2 during the current period presented.  It is the Fund’s policy to record transfers into or out of Level 1 and 2 at the end of the reporting period.

           * Please refer to the Portfolio of Investments for Industry Classification.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.   Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions related to the open tax year 2011 or expected to be taken in the Fund’s 2012 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Fund may make significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign Currency – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of

Copeland Risk Managed Dividend Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

November 30, 2012

 the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date.   The Fund will declare and pay net realized capital gains, if any, annually.  The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.  These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature.  To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require classification.

Indemnification – The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Subject to the authority of the Board, the adviser is responsible for management of the Fund’s investment portfolio.  Pursuant to the Management Agreement (the “Management Agreement”), investment advisory services are provided to the Fund by Copeland Capital Management, LLC (the “Adviser”).  Under the terms of the Management Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.00% of the average daily net assets of the Fund.  For the year ended November 30, 2012, the Adviser earned advisory fees of $2,723,282, before the effect of the Expense Limitation Agreement.

The Adviser, pursuant to an Expense Limitation Agreement (the “Agreement”) has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until March 31, 2014, to ensure that Net Annual Operating Expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs such as interest and dividend expense on securities sold short, taxes and extraordinary expenses such as litigation) will not exceed 1.45% and 2.20% of the Fund’s average daily net assets for Class A and Class C shares, respectively. The Agreement will allow the Adviser, subject to certain conditions, to recover amounts previously reimbursed for operating expenses to the Fund to the extent that the Fund’s expense ratios fall below the above indicated expense limitations.  The amounts that can be recovered will be limited to the difference between the actual expense ratio and the amount of the expense limitation. Under such agreement, the Adviser can only recover such amounts for a period of up to three years.  For the year ended November 30, 2012, the Adviser waived fees of $319,727.  As of November 30, 2012, the cumulative expenses subject to recapture amounted to $647,684 and will expire on November 30 of the years indicated below.

2014	2015
$327,957	$319,727

Pursuant to separate servicing agreements with GFS, the Fund pays GFS fees for providing administration, fund accounting, transfer agency and custody administration services to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund(s) as follows:

Copeland Risk Managed Dividend Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

November 30, 2012

Northern Lights Compliance Services, LLC  (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Fund.

GemCom, LLC (“GemCom”) - GemCom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.   For the provision of these services, GemCom receives fees from the Fund.

Distributor – The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% and 1.00% (of which up to 0.75% is a distribution fee and up to 0.25% is a service fee) of the average daily net assets attributable to Class A shares and Class C shares, respectively and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser.  The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred.  For the year ended November 30, 2012, the 12b-1 fees accrued amounted to $645,178 and $142,571 for Class A and Class C shares, respectively.

The Adviser may enter into selling agreements or shareholder service agreements with broker-dealers and other financial intermediaries. Under those agreements, the Adviser pays such entities based on the aggregate net asset value of the Class A shares or Class C shares, as applicable, owned of record or beneficially by the broker-dealers’ or financial intermediaries’ customers. The Adviser may then recover from the Distributor under the Plan, all or a portion of the amounts paid by the Adviser to such broker-dealers or financial intermediaries. For the year ended November 31, 2012, the Adviser received $77,308 pursuant to this arrangement.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the year ended November 30, 2012, the Distributor received $995,914 in underwriting commissions for sales of Class A shares, of which $138,380 was retained by the principal underwriter or other affiliated broker-dealers.

Trustees – Each Trustee who is not affiliated with the Trust or Adviser will receive (i) a base annual retainer of $16,000, (ii) $10,000 for attendance at four regularly scheduled Board meetings, (iii) $4,000 for attendance at two regularly scheduled Audit Committee meetings, (iv) $750 and $2,500 per each additional telephonic or in person meeting, respectively, and (v) reimbursement for any reasonable expenses incurred attending the meetings.  For carrying out his additional responsibilities, the independent Chairman of the Board will receive an additional $9,000 per year.  The foregoing compensation will be paid in quarterly payments.

The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

4.

INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than U.S. Government securities and short-term investments, for the year ended November 30, 2012 amounted to $563,586,404 and $368,852,721, respectively.

Copeland Risk Managed Dividend Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

November 30, 2012

5.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the following periods were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	November 30, 2012	November 30, 2011
Ordinary Income	$ 2,833,810	$ 71,404
Long-Term Capital Gain	-	-
	$ 2,833,810	$ 71,404

As of November 30, 2012, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital	Post	Unrealized	Total
Ordinary	Long-Term	Loss	October & Late	Appreciation/	Accumulated
Income	Capital Gains	Carry Forward	Year Losses	(Depreciation)	Earnings/(Deficits)
$ 231,419	$ 320,648	$ -	$ -	$ 15,838,296	$ 16,390,363

The difference between book basis and tax basis undistributed ordinary income and realized and unrealized appreciation/(depreciation) is primarily attributable to the tax deferral of losses on wash sales and adjustments for partnerships.

Permanent book and tax differences primarily attributable to the tax treatment of fund distributions and non-deductible expenses, and adjustments for partnerships, real estate investment trusts and return of capital adjustments, resulted in reclassification for the Fund for the period ended November 30, 2012 as follows:

Undistributed
Paid-In	Net	Accumulated Net Realized Gain
Capital	Investment Income	from Security Transactions
$ (1,454)	$ (20,927)	$ 22,381

6.

FINANCIAL HIGHLIGHTS

The Fund calculated per share income using the average share method.  After giving effect to the net income distributed to shareholders, the balance of the Fund’s performance for the period was attributed to net realized and unrealized gains from securities.  For the year ended November 30, 2012, net realized and unrealized gains were $0.77 and $0.72 on a per share basis for Class A and Class C, respectively, while net realized and unrealized losses were $15,685,847 and $553,204 for Class A and Class C, respectively.  The Fund experienced relatively higher net gains on a per share basis during a period when net assets were relatively low and experienced relatively lower net realized and unrealized losses on a per share basis during a period when net assets were relatively high.

7.

REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days or if shares are redeemed for failure to maintain the Fund’s minimum account balance requirement. The redemption fee is paid directly to the Fund.  For the year ended November 30, 2012, the Fund assessed $23,970 and $377 in redemption fees for Class A shares and Class C shares, respectively.

Copeland Risk Managed Dividend Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

November 30, 2012

8.

NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

9.

SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.   Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

Copeland Trust and

Shareholders of

Copeland Risk Managed Dividend Growth Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Copeland Risk Managed Dividend Growth Fund, a series of shares of Copeland Trust (the “Trust”), as of November 30, 2012 and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period December 28, 2010 (commencement of operations) to November 30, 2011.  These financial statements and financial highlights are the responsibility of the Trust’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Copeland Risk Managed Dividend Growth Fund as of November 30, 2012, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period December 28, 2010 (commencement of operations) to November 30, 2011, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

January 29, 2013

TRUSTEES AND OFFICERS

The names, year of birth, addresses, present position(s) with the Fund, term of office and length of time served, principal occupation(s) during the past five years and other directorships held outside the Fund complex of the Fund's trustees and officers are set forth in the table below. The Board of Trustees is responsible for managing the business affairs of the Fund. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Age	Position/Term of Office	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships held by Trustee During Past 5 Years
Thomas A. Leonard Year of Birth: 1949	Chairman/Indefinite (since 2010)	Retired (since 2008); Partner and Financial Services Industry Leader, PricewaterhouseCoopers LLP (accounting firm) (1970–2008).	2	Former Trustee, WT Mutual Fund (2008-2011) Alpha 1 Capital Funds (Hedge Fund)(since 2011) Creative Asset Mgmt (Advisor) (since 2011) Trinity Capital Partners (Advisor) ( 2011-2012)
Bruce M. Aronow Year of Birth: 1965	Trustee/Indefinite (since 2010)	CEO, eLocalUSA LLC (online directory business) (since 2008); Managing Partner, Managers Investment Group LLC (2005–2008).	2	None.
Stephen J. Kneeley Year of Birth: 1963	Trustee/Indefinite (since 2010)	CEO of Spider Management, University of Richmond’s Investment Office (since 2012); President and CEO, Ardmore Investment Partners (since 2009; 2007–2008; 2004–2006); Senior Partner, Logan Circle Partners (2008–2009); Managing Director, Brandywine Global Investment Management (2006–2007).	2	None.
Stephen M. Wynne Year of Birth: 1955	Trustee/Indefinite (since 2010)	CEO, BNY Mellon, U.S. Funds Services (2010); CEO (2008–2010) and President (2005–2008), PNC Global Investment Servicing.	2	Trustee, FundVantage Trust (since 2009); Director, The Brandywine Funds (since 2011)

Interested Trustees and Officers

Name, Address and Age	Position/Term of Office	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships held by Trustee During Past 5 Years
Edward C. Rorer ** Year of Birth: 1943	Interested Trustee/Indefinite (since 2010)	Chairman, Copeland Capital Management, LLC (since 2009); Chairman, Chief Executive Officer and Chief Investment Officer, Rorer Asset Management, LLC (1999–2009).	2	None.
Eric C. Brown Year of Birth: 1969	President, Principal Executive Officer/Indefinite (since 2010)	Chief Executive Officer, Copeland Capital Management, LLC (since 2005).	N/A	N/A
Mark W. Giovanniello Year of Birth: 1974	Vice-President, Treasurer, Principal Financial Officer/ Indefinite (since 2010)	Chief Investment Officer and Portfolio Manager, Copeland Capital Management, LLC (since 2009); Portfolio Manager, Rorer Asset Management, LLC (2006–2009).	N/A	N/A
Barbara A. Grosso Year of Birth: 1966	Secretary/Indefinite (since 2010)	Chief Compliance Officer, Copeland Capital Management, LLC (since 2010); Chief Operating Officer and Chief Compliance Officer, Gould Investment Partners LLC (2004–2010).	N/A	N/A
Mark S. Marrone Year of Birth: 1968	Chief Compliance Officer/Indefinite (since 2010)	Compliance Officer of Northern Lights Compliance Services, LLC (since 2009); Chief Financial Officer/Treasurer (2003–2009) and Chief Compliance Officer (2004–2009) Saratoga Capital Management, LLC.	N/A	N/A
James Colantino 450 Wireless Blvd. Hauppauge, NY 11788 Year of Birth: 1969	Assistant Secretary/Indefinite (since 2010)	Vice President, Gemini Fund Services, LLC (since 2004).	N/A	N/A

  * The term "Fund Complex" refers to the Copeland Trust.

** Mr. Rorer is an "interested person" of the Fund as defined in the 1940 Act, because of his relationship with Copeland Capital Management, LLC.

The Trust’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-9-COPELAND.

Copeland Risk Managed Dividend Growth Fund

DISCLOSURE OF FUND EXPENSES

November 30, 2012

As a shareholder of the Fund you incur two types of costs (1) transaction costs, including sales charges (loads) on purchase payments and sales (for Class A shares only) and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1 fees) fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (6/1/12)	Ending Account Value (11/30/12)	Expenses Paid During the Period* (6/1/12 to 11/30/12)
Actual
Class A	$1,000.00	$1,071.60	$ 7.51
Class C	$1,000.00	$1,067.20	$ 7.49
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.75	$ 7.31
Class C	$1,000.00	$1,014.00	$11.08

* Expenses Paid During Period are equal to the Fund’s annualized expense ratio of 1.45% for Class A and 2.20% for Class C, multiplied by the average account value over the period, multiplied by 183 days and divided by 366 (to reflect the number of days in the six month period ended November 30, 2012).

Approval of the Continuance of the Management Agreement

On November 13, 2012, the Board of Trustees of Copeland Trust (the “Trust”), including all of Trustees who are not interested persons under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered the continuance of the Management Agreement (the “Agreement”) between the Trust, on behalf of the Copeland Risk Managed Dividend Growth Fund (the “Fund”), and Copeland Capital Management, LLC (“Copeland”).  The Board reviewed and considered, among other items: (1) a memorandum from independent counsel setting forth the Trustees’ fiduciary duties, responsibilities and the factors the Trustees should consider in their evaluation of the Agreement; and (2) a report and presentation by Copeland that described: (a) the nature, extent and quality of the services provided by Copeland to the Fund and the experience and qualifications of the personnel providing those services; (b) its organizational structure, financial information, level of insurance coverage and Form ADV; (c) its investment process and the strategy of the Copeland Risk Managed Dividend Growth Index, which the Fund tracks; (d) its assets under management; (e) its brokerage, soft dollar commission and trade allocation policies, including the types of research and services obtained in connection with soft dollar commissions; (f) the investment performance of the Fund as compared to its applicable benchmark index, Copeland’s other similarly managed accounts, and relevant peer group; (g) its advisory fee arrangement with the Fund as compared to Copeland’s other similarly managed clients and relevant peer group; (h) the contractual fee and expense waiver arrangement with the Fund; (i) its compliance program to monitor and review investment decisions and to prevent and detect violations of the Fund’s investment policies and limitations, as well as federal securities laws and conflicts of interest assessments; (j) the costs of the services provided and the profits realized by Copeland from its relationships with the Fund; and (k) the extent to which economies of scale are relevant to the Fund as the Fund grows, and whether the fee levels reflect these economies of scale to the benefit of shareholders.  The Trustees discussed the written materials and Copeland’s oral presentation, together with information provided to the Trustees since the commencement of the Fund’s operations.  In their deliberations, the Trustees did not identify any single piece of information that was all-important or controlling.

The Trustees, including all of the Independent Trustees, reached the following conclusions, among others, regarding Copeland and the Agreement.  As to the nature, extent and quality of the services provided by Copeland to the Fund, its financial condition and the experience and qualifications of the portfolio managers, the Trustees determined that Copeland has the capabilities, resources and personnel necessary to manage the Fund and that they were satisfied with the quality of the services provided by Copeland in advising the Fund.

As to the costs of the services provided and the profits realized by Copeland, the Trustees concluded that they were satisfied that Copeland’s level of profitability from its relationships with the Fund seemed reasonable and the benefits derived by Copeland from managing the Fund, including how it uses soft dollars, and the way in which it conducts portfolio transactions and selects brokers, seemed reasonable.

As to the management fee and expenses, the Trustees noted that the Fund’s management fee was comparable to the average management fee of the peer group and the Fund's total expense ratio, taking into account Copeland's agreement to waive fees and reimburse expenses to limit the expenses of the Fund, was comparable to the average expense ratio of the peer group.  Additionally, the Trustees considered the fees charged by Copeland for its similarly managed separate accounts and concluded that the management fee for the Fund was comparable to the fees for those accounts. With respect to Copeland’s similarly-managed sub-advised client, the Trustees concluded that the Fund’s management fee was reasonable, considering that, unlike the sub-advised client, Copeland has additional responsibilities as investment adviser and sponsor to the Fund.

As to the Fund’s performance, the Trustees concluded that the performance of the Fund is generally competitive (in some cases performance for certain periods was higher than the comparative performance information, and in other cases it was lower) as demonstrated by charts provided by Copeland comparing the performance of the Fund to its benchmark index, peer group and similarly managed accounts.

As to economies of scale, the Trustees noted that the Agreement does not contain breakpoints that reduce the fee rate as assets grow.  The Trustees considered the current asset level of the Fund and Copeland’s agreement to waive fees and reimburse expenses as a means to limit the Fund’s expenses and concluded that the absence of breakpoints was reasonable at this time.

Based upon the Trustees’ deliberations and evaluation of the information described above, the Trustees, including all of the Independent Trustees, determined that the terms of the Management Agreement were reasonable and fair to the Fund and its shareholders and voted to renew the Management Agreement.

PRIVACY NOTICE
FACTS		WHAT DOES COPELAND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

▪ Social Security number

▪ Purchase History

▪ Assets

▪ Account Balances

▪ Retirement Assets

▪ Account Transactions

▪ Transaction History

▪ Wire Transfer Instructions

▪ Checking Account Information

  When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Copeland Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Copeland Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?		Call 1-888-9-COPELAND

Who we are:
Who is providing this notice?	Copeland Trust
What we do:
How does Copeland Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Copeland Trust collect my personal information?

We collect your personal information, for example, when you

▪ Open an account

▪ Provide account information

▪ Give us your contact information

▪ Make deposits or withdrawals from your account

▪ Make a wire transfer

▪ Tell us where to send the money

▪ Tells us who receives the money

▪ Show your government-issued ID

▪ Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

 Federal law gives you the right to limit only

▪

Sharing for affiliates’ everyday business purposes – information about your creditworthiness

▪

Affiliates from using your information to market to you

▪

Sharing for nonaffiliates to market to you

       State laws and individual companies may give you additional rights to limit sharing.

Definitions:
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Copeland Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ▪ Copeland Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ Copeland Trust does not jointly market.

Investment Adviser

Copeland Capital Management, LLC

8 Tower Bridge

161 Washington Street, Suite 1650

Conshohocken, PA 19428

Distributor

Northern Lights Distributors, LLC

4020 South 147th Street

Omaha, NE 68137

Legal Counsel

Thompson Hine, LLC

41 South High Street, Suite 1700

Columbus, OH 43215

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Transfer Agent

Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

Administrator

Gemini Fund Services, LLC

450 Wireless Boulevard

Hauppauge, NY 11788

Custodian

Fifth Third Bank

38 Fountain Square Plaza

Cincinnati, Ohio 45263

__________________________________________________________________________________________________________

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer.  The Registrant will provide to any person without charge, upon request, a copy of such code of ethics, by calling the Registrant at 1-888-9-COPELAND.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board has determined that Thomas A. Leonard is an “audit committee financial expert,” and he is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

For the fiscal year ended November 30, 2011, the aggregate audit, audit-related, tax and all other fees billed by Tait & Weller for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for that fiscal year, as appropriate, for the Copeland Risk Managed Dividend Growth Fund are shown below.  The aggregate tax fees billed by Tait & Weller were rendered for tax compliance, tax advice and tax planning for each fund.

(a)

Audit Fees

2012

$ 12,500

             2011

$ 10,000

(b)

Audit-Related Fees

2012

$ 0

2011

$ 0

(c)

Tax Fees

2012

$ 2,500

2011

$ 2,500

(d)

All Other Fees

2012

$ 0

2011

$ 0

The above “Tax Fees” were billed for professional services rendered for tax compliance and tax return preparation.  The above “All Other Fees” were billed for assistance provided to the Registrant with an examination by the Securities and Exchange Commission.

(e)

(1)

Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(2)  Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c) (7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During the audit of Registrant's financial statements for the most recent fiscal period, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2012 – 2,500

2011 - $2,500

(h)

Disclose whether the Registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8. Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940) as of the filing date of this report, Registrant’s principal executive officer and principal financial officer found such disclosure controls and procedures to be effective.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Any code of ethics.

(a)(2)

Certification required by Section 302 of the Sarbanes-Oxley Act of 2002 is filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certification required by Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Copeland Trust

Eric C. Brown, President

Date 2/7/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Eric C. Brown, President

Date 2/7/2013

Mark W. Giovanniello, Treasurer

Date 2/7/2013